UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2010

Exact Name of Registrant as Specified in
	Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company (“APS”). Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
The following information is furnished pursuant to both Item 2.02 and 7.01.
On October 28, 2010, Pinnacle West Capital Corporation (the “Company” or “Pinnacle West”) issued a press release regarding its financial results for the fiscal quarter ended September 30, 2010 and its earnings outlook for 2010 and 2011. A copy of the press release is attached hereto as Exhibit 99.1.
The Company is providing a quarterly consolidated statistical summary and a copy of the slide presentation made in connection with the quarterly earnings conference call on October 28, 2010. This information contains Company operating results for the fiscal quarter ended September 30, 2010 and is attached hereto as Exhibits 99.2 and 99.3. The summary and slide presentation are concurrently being posted to the Company’s website at www.pinnaclewest.com, which also contains a glossary of relevant terms.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on October 28, 2010.

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month and nine-month periods ended September 30, 2010 and 2009.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation Third Quarter 2010 slide presentation accompanying October 28, 2010 conference call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: October 28, 2010	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: October 28, 2010	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on October 28, 2010.

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month and nine-month periods ended September 30, 2010 and 2009.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation Third Quarter 2010 slide presentation accompanying October 28, 2010 conference call.

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